UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2009
AMICAS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25311	59-2248411

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

20 Guest Street, Boston, MA	02135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-779-7878
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)      On May 12, 2009, AMICAS, Inc. (the “Company”) amended its By-Laws by deleting Section 2.10 thereof, effective immediately. Section 2.10 of the By-Laws had provided for the Company’s stockholders to take action by written consent and without a meeting, without prior notice, and without a vote of stockholders, provided that such written consent set forth the action so taken and was signed by the holders of outstanding Company stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
(b)      Not applicable.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.2	By-Law Amendment adopted on May 12, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2009	AMICAS, INC.

By:
/s/ Craig Newfield
Craig Newfield
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	By-Law Amendment adopted on May 12, 2009